UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

MAYFLOWER BANCORP, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act 240.0-11 and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

[MAYFLOWER BANCORP, INC. LETTERHEAD]

July 22, 2011

ANNUAL MEETING OF STOCKHOLDERS

Dear Fellow Stockholder:

It is our pleasure to invite you to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Mayflower Bancorp, Inc. (the “Company”) to be held at The Fireside Grille, 30 Bedford Street, Middleboro, Massachusetts, on Tuesday, August 23, 2011 at 10:00 a.m., Eastern time. Your Board of Directors and management look forward to personally greeting those stockholders able to attend.

The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the Annual Meeting, as well as a copy of the Company’s Annual Report. During the Annual Meeting, we will also report on the operations of the Company. Directors and officers of the Company as well as a representative of Parent, McLaughlin & Nangle, our independent registered public accounting firm, will be present to respond to any questions our stockholders may have.

Your vote is important, regardless of the number of shares you own. On behalf of the Board of Directors, we urge you to sign, date and mail the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend the Annual Meeting.

On behalf of your Board of Directors, your continued interest and support of Mayflower Bancorp, Inc. are sincerely appreciated.

Sincerely,

/s/ Edward M. Pratt

EDWARD M. PRATT

President and Chief Executive Officer

MAYFLOWER BANCORP, INC.

30 South Main Street

Middleboro, Massachusetts 02346

(508) 947-4343

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE	10:00 a.m. on Tuesday, August 23, 2011

PLACE	The Fireside Grille
30 Bedford Street
Middleboro, Massachusetts

ITEMS OF BUSINESS	(1) The election of two directors to serve for a term of three years;

(2) The ratification of the appointment of Parent, McLaughlin & Nangle as the independent registered public accounting firm for the fiscal year ending April 30, 2012;

(3) Such other business as may properly come before the meeting. Note: The Board of Directors is not aware of any other business to come before the meeting.

RECORD DATE	In order to vote, you must have been a stockholder at the close of business on July 12, 2011.

PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the enclosed proxy card sent to you. Voting instructions are printed on your proxy or and included in the accompanying proxy statement. You can revoke a proxy at any time before its exercise at the meeting by following the instructions in the proxy statement. A copy of the following proxy statement and the enclosed proxy card are also available on the Internet at http://www.mayflowerbank.com/2011AnnualMeetingMaterials/.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Maria Vafiades

MARIA VAFIADES
Corporate Secretary

Middleboro, Massachusetts

July 22, 2011

MAYFLOWER BANCORP, INC.

PROXY STATEMENT

GENERAL INFORMATION

We are providing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors of Mayflower Bancorp, Inc. (“Mayflower Bancorp” or the “Company”) for the 2011 annual meeting of stockholders and for any adjournment or postponement of the meeting. Mayflower Bancorp is the holding company for Mayflower Co-operative Bank (the “Bank”).

We are holding the 2011 annual meeting at The Fireside Grille, 30 Bedford Street, Middleboro, Massachusetts on Tuesday, August 23, 2011, at 10:00 a.m., Eastern time.

We intend to mail this proxy statement and the enclosed proxy card to stockholders of record beginning on or about July 22, 2011.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be Held on August 23, 2011.

The Proxy Statement, Proxy Card and Annual Report to Stockholders are available on the Internet at http://www.mayflowerbank.com/2011AnnualMeetingMaterials.

INFORMATION ABOUT VOTING

Who Can Vote at the Meeting

You are entitled to vote your shares of Mayflower Bancorp common stock that you owned as of July 12, 2011. As of the close of business on July 12, 2011 (the “Record Date”), a total of 2,072,553 shares of Mayflower Bancorp common stock, par value $1.00 per share, were outstanding. The Company does not have any other class of equity security outstanding on the Record Date.

Ownership of Shares; Attending the Meeting

You may own shares of Mayflower Bancorp in one or more of the following ways:

•	Directly in your name as the stockholder of record; or

•	Indirectly through a broker, bank or other holder of record in “street name.”

If your shares are registered directly in your name, you are the holder of record of these shares and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us or to vote in person at the meeting.

If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out a proxy card or voting instruction form that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet. Please see the instruction form provided by your broker, bank or other holder of record that accompanies this proxy statement. If you hold your shares in street name, you will need proof of ownership to be admitted to the annual meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Mayflower Bancorp common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other holder of record of your shares.

Quorum and Vote Required

Quorum. We will have a quorum and will be able to conduct the business of the annual meeting if the holders of at least a majority of the total number of shares of common stock outstanding and entitled to vote are present at the meeting, either in person or by proxy.

Votes Required for Proposals. At this year’s annual meeting, stockholders will elect two directors, both to serve for a term of three years. In voting on the election of directors, you may vote in favor of the nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected.

In voting on the ratification of the appointment of Parent, McLaughlin & Nangle as the Company’s independent registered public accounting firm, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To ratify the selection of Parent, McLaughlin & Nangle as our independent registered public accounting firm for the year ending April 30, 2012, the affirmative vote of a majority of the votes cast at the annual meeting is required.

How We Count Votes. If you return valid proxy instructions or attend the meeting in person, we will count your shares for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes, if any, also will be counted for purposes of determining the existence of a quorum. In the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election. In counting votes on the ratification of the appointment of Parent, McLaughlin & Nangle as the Company’s independent registered public accounting firm for the year ending April 30, 2012, abstentions and broker non-votes will have no effect on the outcome of the vote.

Voting by Proxy

The Board of Directors of Mayflower Bancorp is sending you this proxy statement for the purpose of requesting that you allow your shares of Mayflower Bancorp common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Mayflower Bancorp common stock represented at the annual meeting by properly executed and dated proxy cards will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors.

The Board of Directors recommends a vote “FOR” both of the nominees for director and “FOR” the ratification of the appointment of Parent, McLaughlin & Nangle as the Company’s independent registered public accounting firm for the year ending April 30, 2012.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will vote your shares as determined by a majority of the Board of Directors. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your shares of Mayflower Bancorp common stock may be voted by the persons named in the proxy card on the new annual meeting date, provided that the new meeting occurs within 120 days of the annual meeting and you have not revoked your proxy. The Company does not know of any other matters to be presented at the annual meeting.

You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later-dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

CORPORATE GOVERNANCE

Director Independence

The Company’s Board of Directors is currently comprised of 11 members. The Board of Directors has determined that all of its directors and the individual nominated for election as a director who is not currently a director meet the definition of an “independent director” set forth in NASDAQ Rule 5605(a)(2), except for Edward M. Pratt who is the President and Chief Executive Officer of the Company and the Bank. In assessing the independence of directors, the Board of Directors considered the business relationships between the Company and its directors or their affiliated businesses, other than ordinary banking relationships. Where business relationships other than ordinary banking relationships existed, the Board determined that none of the relationships between the Company and their affiliated businesses impair the directors’ independence because the amounts involved are immaterial to the directors or to those businesses when compared to their annual income or gross revenues. The business relationship between the Company and its directors or the directors’ affiliated companies that was considered by the Board of Directors was Mr. Callan’s role as an attorney who provides legal services to the Company and the Bank and Mr. Fuller’s purchase of real estate owned by the Bank.

Board Leadership Structure and Board’s Role in Risk Oversight

The Board of Directors endorses the view that one of its primary functions is to protect stockholders’ interests by providing independent oversight of management, including the Chief Executive Officer. However, the Board of Directors does not believe that mandating a particular structure, such as creating a position for a Chairman of the Board or lead director separate from the Chief Executive Officer, is necessary to achieve effective oversight. Accordingly, the Board of Directors does not have a Chairman of the Board or a lead director. The Chief Executive Officer sets the agenda for the Board meetings and leads the meetings. The Board of Directors of the Company is currently comprised of 11 directors, 10 of whom are independent directors under the listing standards of The Nasdaq Stock Market. The Chief Executive Officer has no greater nor lesser vote on matters considered by the Board of Directors than any other director, and the Chief Executive Officer does not vote on any related party transaction. All directors of the Company, including the Chief Executive Officer, are bound by fiduciary obligations, imposed by law, to serve the best interests of the stockholders. Creating a separate position for a Chairman of the Board or lead director would not serve to enhance or diminish the fiduciary duties of any director of the Company.

To further strengthen the regular oversight of the full Board of Directors, the Audit, Nominating and Compensation Committees of the Board of Directors are entirely comprised of independent directors. The Compensation Committee reviews and evaluates the performance of all executive officers of the Company—including the Chief Executive Officer—and reports to the full Board of Directors. The Audit Committee oversees the Company’s financial practices, regulatory compliance, accounting procedures and financial reporting functions. In addition, the Audit Committee is specially entrusted by law to fully review and make recommendations to the full Board of Directors on related party transactions and possible conflicts of interest, if any. Furthermore, as a regulated entity, all related party transactions are closely scrutinized by federal and state government agencies that regularly examine the Company and the Bank, which is the Company’s principal operating subsidiary. In the opinion of the Board of Directors, creating a position for a Chairman of the Board or a lead director would not add any value to this already effective process.

The Board of Directors believes that the interests of the Company and its stockholders are best served at this time by its current egalitarian structure. The Board of Directors believes that success is promoted by active and independent directors and loyal and hard-working executives who act consistently with a strong set of corporate governance ethics, rather than a particular Board structure. The Board of Directors believes that it needs to retain the ability to balance board structure with the flexibility to determine board leadership.

Risk is inherent in every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of risks the Company faces, while the Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. To do this, the Board of Directors meets regularly with management to discuss strategy and the risks facing the Company. Senior management participates in Board of Director meetings and is available to address any questions or concerns raised by the Board of Directors on risk management and any other matters. The independent members of the Board of Directors work together to provide strong, independent oversight of the Company’s management and affairs through its standing committees and, when necessary, special meetings of independent directors.

Board and Committee Meetings

The Board of Directors conducts its business through meetings of the Board of Directors and through its committees. During the year ended April 30, 2011, the Board of Directors of the Company met 12 times. No directors attended fewer than 75% of the total number of meetings of the Company’s Board of Directors and committee meetings for committees on which the director served during this period.

Committees of the Board of Directors

The following table identifies our standing committees and their members as of April 30, 2011. All members of each committee are independent in accordance with the listing standards of the Nasdaq Stock Market. Each of the committees acts under a written charter adopted by the Board of Directors.

Director	Audit Committee		Compensation Committee	Nominating Committee

Edward M. Pratt

E. Bradford Buttner			X

Paul R. Callan

Charles N. Decas			X	X

M. Sandra Fleet	X

William H. Fuller

Diane A. Maddigan	X			X

Edward J. Medeiros

Joseph B. Monteiro	X	*	X

David R. Smith, Jr.			X

Geoffrey T. Stewart	X			X

Number of Meetings in 2011	12		5	5

*Denotes Chairman

Audit Committee. The Company has a separately designated Audit Committee, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee assists the Board of Directors in its oversight of the Company’s accounting, auditing, internal control structure and financial reporting matters, the quality and integrity of the Company’s financial reports and the Company’s compliance with applicable laws and regulations. The Committee is also responsible for engaging the Company’s independent registered public accounting firm and monitoring its conduct and independence. The Board of Directors has determined that each of Directors Diane Maddigan and Geoffrey Stewart qualifies as an “audit committee financial expert” as defined in Item 401(e) of Regulation S-K under the Exchange Act. Each of Directors Maddigan and Stewart is independent, as independence for audit committee members is defined under applicable Nasdaq listing standings. The Audit Committee has adopted a written charter, a copy of which was filed as Appendix A to the proxy statement for the Company’s 2010 Annual Meeting of Stockholders.

Compensation Committee. The Compensation Committee approves the compensation objectives for the Company and the Bank and establishes the compensation for the Company’s senior management and conducts the performance review of the Chief Executive Officer. The Compensation Committee reviews all components of compensation, including salaries, cash incentive plans, long-term incentive plans and various employee benefit matters. Decisions by the Compensation Committee with respect to the compensation of executive officers are approved by the full Board of Directors. The Chief Executive Officer makes recommendations to the Compensation Committee regarding compensation of directors and executive officers other than himself, but final compensation decisions are made by the Board of Directors based on the recommendation of the Compensation Committee. The Board of Directors has adopted a written charter for its Compensation Committee, a copy of which is filed as Appendix A to this proxy statement.

Nominating Committee. The Company’s Nominating Committee assists the Board of Directors in (1) identifying individuals qualified to become Board members, consistent with criteria approved by the Board; (2) recommending to the Board the director nominees for the next annual meeting; (3) implementing policies and practices relating to corporate governance, including implementation of and monitoring adherence to corporate governance guidelines; (4) leading the Board in its annual review of the Board’s performance; and (5) recommending director nominees for each committee. The procedures of the Nominating Committee required to be disclosed by the rules of the Securities and Exchange Commission are included in this proxy statement. See “Nominating Committee Procedures” below. The Board of Directors has adopted a written charter for its Nominating Committee, which was filed as Appendix B to the proxy statement for the Company’s 2010 Annual Meeting of Stockholders.

Nominating Committee Procedures

In its deliberations, the Nominating Committee considers a candidate’s knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide for adequate representation of the Company’s market area. Any nominee for director made by the Nominating Committee must be highly qualified with regard to some or all the attributes listed in the preceding sentence. Further, when identifying nominees to serve as director, the Nominating Committee seeks to create a Board of Directors that is strong in its collective knowledge and has a diversity of skills and experience with respect to accounting and finance, management and leadership, vision and strategy, business operations, business judgment, industry knowledge and corporate governance. The Board of Directors will also consider the extent to which the candidate helps the Board of Directors reflect the diversity of the Company’s shareholders, employees, customers and communities. The Nominating Committee also may consider the current composition and size of the Board of Directors, the balance of management and independent directors and the need for audit committee expertise.

In searching for qualified director candidates to fill vacancies on the Board, the Nominating Committee solicits its then current directors for the names of potential qualified candidates. The Nominating Committee may also ask its directors to pursue their own business contacts for the names of potentially qualified candidates. The Nominating Committee would then consider the potential pool of director candidates, select the top candidate based on the candidates’ qualifications and the Board’s needs, and conduct a thorough investigation of the proposed candidate’s background to ensure there is no past history that would cause the candidate not to be qualified to serve as a director of the Bank.

The Nominating Committee will consider recommendations for directorships submitted by stockholders. Stockholders who wish the Nominating Committee to consider their recommendations for nominees for the position of director should submit their recommendations in writing to the Corporate Secretary of the Company at Mayflower Bancorp, Inc., 30 South Main Street, P.O. Box 311, Middleboro, Massachusetts 02346. Each such written recommendation must set forth (i) the name of the recommended candidate, (ii) the number of shares of stock of the Company that are beneficially owned by the stockholder making the recommendation and the recommended candidate, and (iii) a detailed statement explaining why the stockholder believes the recommended candidate should be nominated for election as a director. In addition, the stockholder making such recommendation must promptly provide any other information reasonably requested by the Nominating Committee. In order to be considered by the Nominating Committee for nomination for election at an annual meeting of stockholders, the recommendation must be received by the May 1st preceding the annual meeting. Recommendations by stockholders that are made in accordance with these procedures will receive the same consideration given to other candidates recommended by directors or executive management.

Board Policies Regarding Communication with the Board of Directors and Attendance at Annual Meetings

The Board of Directors maintains a process for stockholders to communicate with the Board of Directors. Stockholders wishing to communicate with the Board of Directors should send any communication to the Corporate Secretary of the Company at Mayflower Bancorp, Inc., 30 South Main Street, P.O. Box 311, Middleboro, Massachusetts 02346. Any such communication must state the number of shares beneficially owned by the stockholder making the communication. The Secretary will forward such communication to the full Board of Directors or to any individual director or directors to whom the communication is addressed unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

All of the directors attended the Bank’s 2010 annual meeting of stockholders. The Company encourages all of its Directors to attend the annual meeting of stockholders, although the Company does not have a formal policy regarding Board member attendance at such meetings.

REPORT OF THE AUDIT COMMITTEE

The Company’s management is responsible for the Company’s internal controls and financial reporting process. The Company’s independent registered public accounting firm (the “independent accountants”) are responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management, the internal auditors and the independent accountants. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by U.S. Auditing Standards No. 380 (The Auditor’s Communication with those Charged with Governance), including the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent accountants the independent registered public accounting firm’s independence from the Company and its management. In concluding that the independent registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the independent registered public accounting firm were compatible with its independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management and the internal accountants present, to discuss the results of their examination, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent accountants who, in their report, express an opinion on the conformity of the Company’s consolidated financial statements to generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent accountants do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s consolidated financial statements has been carried out in accordance with generally accepted auditing standards or that the Company’s independent registered public accounting firm is in fact “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended April 30, 2011 for filing with the Securities and Exchange Commission. The Audit Committee has approved the selection of the Company’s independent registered public accounting firm.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF

MAYFLOWER BANCORP, INC.

Geoffrey T. Stewart

Joseph B. Monteiro

Diane A. Maddigan

M. Sandra Fleet

AUDIT AND OTHER FEES PAID TO INDEPENDENT ACCOUNTANTS

Audit and Non-Audit Fees

The following table presents fees for professional audit services rendered by the Company’s independent registered public accounting firm, Parent, McLaughlin & Nangle, for the audit of Bank’s annual consolidated financial statements for the fiscal year ended April 30, 2011 and the Company’s annual consolidated financial statements for the fiscal year ended April 30, 2010 and fees billed for other services rendered by Parent, McLaughlin & Nangle during those periods.

	Year Ended April 30,
	2011	2010
Audit fees (1)	$86,258	$82,915
Audit related fees	—	—
Tax fees (2)	12,834	11,500
All other fees (3)	838	—

Total	$99,092	$94,415

(1)	Audit fees consist of fees billed for professional services rendered for the audit of the Company’s and the Bank’s consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports on Form 10-Q.
(2)	Tax fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning.
(3)	Represents professional services rendered in connection with research regarding the Company’s stock option plan.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

The Audit Committee is responsible for appointing, setting the compensation and overseeing the work of the independent registered public accounting firm. In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent auditor. Such approval process ensures that the external auditor does not provide any non-audit services to the Company that are prohibited by law or regulation.

In addition, the Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent auditor. Requests for services by the independent auditor for compliance with the auditor services policy must be specific as to the particular services to be provided. The request may be made with respect to either specific services or a type of service for predictable or recurring services. During the fiscal year ended April 30, 2011, all services were approved, in advance, by the Audit Committee in compliance with these procedures.

STOCK OWNERSHIP

The following table provides information as of July 12, 2011, about the persons known to the Company to be the beneficial owners of more than 5% of the Company’s outstanding shares of common stock, by each of the Company’s directors, by the nominee for director, by the non-director executive officers of the Company named in the Summary Compensation Table set forth under the caption “Executive Compensation,” and by all directors and executive officers as a group. All directors and executive officers of the Company have the Company’s address.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Shares of Common Stock Outstanding

Persons Owning Greater Than 5%:
The Banc Funds Company, L.L.C. 200 North Wacker Drive Suite 3300 Chicago, Illinois 60606	139,735	(2)	6.67%

Directors:
Edward M. Pratt	33,438	(3)	1.61
E. Bradford Buttner	25,817	(4)	1.24
Paul R. Callan	2,872	(4)	.14
Charles N. Decas	19,352	(4)	.93
M. Sandra Fleet	11,971	(4)	.58
William H. Fuller	11,900		.57
Diane A. Maddigan	6,866	(4)	.33
Edward J. Medeiros	8,116		.39
Joseph B. Monteiro	4,802	(4)	.23
David R. Smith	21,000	(4)	1.01
Geoffrey T. Stewart	17,746	(4)	.86

Director Nominee:
Richard Amicucci	2,000		.10

Named Executive Officers:
John J. Biggio	9,405	(5)	.45
Maria Vafiades	14,697	(6)	.71

All Executive Officers, Directors and Director Nominee as a Group (15 persons)	193,933	(7)	9.26

(1)	In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Mayflower Bancorp common stock if he or she has or shares voting or investment power with respect to such common stock or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares and includes all shares of common stock held directly as well as held indirectly through a trust or corporation, by spouses, or as custodian or trustee for minor children and shares held by a group acting in concert, over which shares the named individuals effectively exercise sole voting and investment power, or for a group acting in concert, shared voting and investment power.
(2)	Based on an amended Schedule 13G filed with the Securities and Exchange Commission on May 13, 2011. The amount shown consists of 58,000 shares owned by Banc Fund VI L.P., 73,835 shares owned by Banc Fund VII L.P. and 7,900 shares owned by Banc Fund VIII L.P. The Banc Funds Company, L.L.C. is the general partner of MidBanc VI L.P., MidBanc VII L.P., and MidBanc VIII L.P., which are the general partners of Banc Fund VI L.P., Banc Fund VII L.P. and Banc Fund VIII L.P., respectively. The principal shareholder of The Banc Funds Company, L.L.P. is Charles J. Moore. Mr. Moore is the manager of Banc Fund VI L.P., Banc Fund VII L.P. and Banc Fund VIII L.P. and has voting control and investment power over the shares of common stock owned by Banc Fund VI L.P., Banc Fund VII L.P. and Banc Fund VIII L.P.
(3)	Includes 2,900 shares of common stock which may be purchased pursuant to the exercise of stock options which are exercisable within 60 days of July 12, 2011.

(4)	Includes 1,000 shares of common stock which may be purchased pursuant to the exercise of stock options which are exercisable within 60 days of July 12, 2011.
(5)	Includes 624 shares of unvested restricted stock as to which the individual has voting power and 3,625 shares of common stock which may be purchased pursuant to stock options which are exercisable within 60 days of July 12, 2011.
(6)	Includes 560 shares of unvested restricted stock as to which the individual has voting power and 3,535 shares of common stock which may be purchased pursuant to stock options which are exercisable within 60 days of July 12, 2011
(7)	Includes 1,528 shares of unvested restricted stock as to which the individuals have voting power and 21,335 shares of common stock which may be purchased pursuant to stock options which are exercisable within 60 days of July 12, 2011.

ITEMS TO BE VOTED UPON BY STOCKHOLDERS

Item 1 — Election of Directors

The Company’s Articles of Organization and Bylaws provide that directors are to be elected for terms of three years, approximately one-third of whom are to be elected annually. Two directors will be elected at the Annual Meeting to serve for a three-year term or until their respective successors have been elected and qualified. The Nominating Committee of the Board of Directors has nominated two individuals for election as directors to serve for three-year terms, William H. Fuller, who is currently a member of the Board, and Richard Amicucci who has been nominated to fill the vacancy caused by the retirement of Director Paul R. Callan. As a result of the retirement of Directors Paul R. Callan and M. Sandra Fleet, the Company’s Board of Directors reduced its size to ten members.

The Board of Directors recommends that stockholders vote “FOR” its nominees for director.

It is intended that the proxies solicited by the Board of Directors will be voted for the election of the above-named nominees with the terms as set forth above. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the Board may reduce the number of directors to eliminate the vacancy. At this time, the Board of Directors knows of no reason why any nominee might be unavailable to serve.

Nominees for Election as Directors

The nominees for election to serve for a three-year term are:

Richard Amicucci is the owner of Kyco Critop LLC, a computer and software consulting firm. Prior to founding Kyco Critop LLC, Mr. Amicucci was director of consulting and sales for Sierra Atlantic from 2005-2009. Prior to that position, Mr. Amicucci was the CEO and Co-founder of Sceptre Database Consultants of Raynham, Massachusetts, a computer consulting firm with over 30 employees. Age 50.

Mr. Amicucci’s substantial experience in the information technology field and as an independent business owner and director of sales in a large company setting affords substantial management expertise and insight to the Board and offers it valuable perspective on issues it faces.

William H. Fuller is a self-employed registered financial advisor as well as founder and President of The Bartending Service of New England, LLC and the President of the Central Cafe, Inc. in Middleboro, Massachusetts. Age 45. Director since 2006.

Mr. Fuller’s background provides the Board of Directors with critical experience in real estate matters, which experience is essential to the business of the Company and the Bank. Additionally, his substantial small company management experience, specifically within the region in which the Company conducts its business, adds additional value to the Board.

Directors Continuing in Office

The following directors have terms ending in 2012:

Charles N. Decas is retired. He served as Clerk Magistrate of the Falmouth District Court from 1995 to 2000. Age 73. Director since 1981.

Mr. Decas’ career offers the Board of Directors substantial small company management experience and industry-specific knowledge which benefits the Company as a function of his tenure on the Bank’s Security Committee. In addition, in light of his community contacts and involvement, he demonstrates a strong commitment to the Company’s local community.

Joseph B. Monteiro is retired. He was Postmaster/Manager of the Cape Cod Mail Processing and Distribution Center in Buzzards Bay, Massachusetts until 1988 when he retired. Age 80. Director since 1982.

Mr. Monteiro’s previous management experience and extensive knowledge of the Company and Bank’s business and operations affords the Board valuable insight regarding its results and operations.

Edward M. Pratt has been employed with the Bank since 1977 and served as Vice President and Senior Loan Officer of the Bank from 1988 to 1994. In May 1994, he was appointed President and Chief Executive Officer, succeeding William C. MacLeod. Age 57. Director since 1994.

Mr. Pratt’s extensive experience in the local banking industry, involvement in business and civic organizations in the communities which the Bank serves, and his involvement in industry-related organizations afford the Board valuable insight regarding the business and operation of the Company and the Bank.

Geoffrey T. Stewart is the Administrator of Newfield House, Inc., a 100 patient long-term health care facility located in Plymouth, Massachusetts. Age 61. Director since 1991.

Mr. Stewart’s experience offers the Board of Directors substantial managerial and financial oversight expertise. In addition, as a function of his extensive involvement in one of the Bank’s principal markets, he demonstrates a strong commitment to the Company’s community and affords it valuable insight regarding its service area.

The following directors have terms ending in 2013:

E. Bradford Buttner is currently employed as Senior Vice President-Investments by Janney Montgomery Scott LLC. From 2002 to 2008, Mr. Buttner was employed by Moors & Cabot, Inc. as Senior Vice President-Investments. Age 64. Director since 1985.

Mr. Buttner is an experienced investment advisory professional. That knowledge and expertise, combined with his extensive knowledge of and dealings in one of the Bank’s primary markets, serve to add additional value to the Board.

Diane A. Maddigan has been a partner in Maddigan Tax Service since 1981 and is an enrolled agent with the Internal Revenue Service. Age 56. Director since 1999.

Ms. Maddigan’s professional experience accords the Board additional value in light of her position on the Company’s Audit Committee. Additionally, Ms. Maddigan’s extensive involvement with non-profit entities located in the Bank’s market and her experience as a municipal assessor provide a unique range of contacts and perspective accruing to the Bank’s advantage.

Edward J. Medeiros has been the owner of EJM Enterprises, a real estate development and property management company in Middleboro, Massachusetts, since 1985. Since 1972 he has been the owner of Ed’s Floor Covering, a Middleboro-based commercial and residential floor covering business. He also serves as a Commissioner and the Treasurer of the Middleboro Housing Authority, and is an active member of numerous civic and nonprofit boards and entities. Age 56. Director since 2010.

Mr. Medeiros’ background provides the Board of Directors with critical experience regarding various industries which the Bank serves. Additionally, his civic involvement and extensive knowledge of real estate matters are important to the business of the Company and the Bank.

David R. Smith served as President of Lawrence Ready Mixed Concrete Corp. prior to his retirement in 1983. Mr. Smith formerly served as a director of Merchants Bank and Trust Co. and Falmouth Bank and Trust Co. of Cape Cod. Age 77. Director since 1995.

Mr. Smith’s prior experience in the construction industry and substantial, small company management background afford the Board valuable insight regarding the business of the Bank and the opportunities which are presented to it.

Item 2 — Ratification of the Independent Registered Public Accountants

The Audit Committee of the Board of Directors has appointed Parent McLaughlin & Nangle to be the Company’s independent registered public accounting firm for the 2012 fiscal year, subject to ratification by shareholders. A representative of Parent McLaughlin & Nangle is expected to be present at the annual meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he or she desire to do so.

If the ratification of the appointment of the independent registered public accounting firm is not approved by a majority of the votes cast by shareholders at the annual meeting, the Audit Committee will consider other independent registered public accounting firms.

The Board of Directors recommends a vote “FOR” the ratification of the appointment of Parent McLaughlin & Nangle as the Company’s independent registered public accounting firm.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following information is furnished for the individual who served as the principal executive officer of the Company for the 2011 fiscal year and for the two other most highly compensated executive officers of the Company who were serving as executive officers on April 30, 2011, and whose total compensation for the 2011 fiscal year exceeded $100,000 (collectively, the “Named Executive Officers”).

Name and Principal Position	Year	Salary ($)(1)	Bonus ($) (2)		All Other Compensation ($) (3)	Total ($)
Edward M. Pratt President and Chief Executive Officer	2011 2010	$262,077 249,385	$	— 15,000	$36,094 30,358	$298,171 294,743
John J. Biggio Vice President and Senior Lending Officer	2011 2010	152,163 146,379		14,587 10,000	19,906 15,642	186,656 172,021
Maria Vafiades Chief Financial and Accounting Officer	2011 2010	135,300 129,698		13,019 7,500	17,759 13,827	166,078 151,025

(1)	Includes $4,000 for Mr. Pratt and $2,000 each for Mr. Biggio and Ms. Vafiades under the Bank’s deferred compensation plan. Mr. Pratt elected to receive such sum in cash, and Mr. Biggio and Ms. Vafiades elected to defer the receipt of such amounts.
(2)	Includes a $5,460 cash award, 780 shares of restricted stock with an aggregate grant date fair value of $6,825 and $2,302 in stock options for Mr. Biggio and a $4,860 cash award, 700 shares of restricted stock with an aggregate grant date fair value of $6,125 and $2,034 in stock options for Ms. Vafiades. The shares of restricted stock vest in equal installments over a five-year period on each anniversary date of the award, with the first 20% vesting on the date of the award. The amount reflected with respect to the stock options is the aggregate grant date fair value calculated based on the stock price as of the date of grant, which was $8.75, using the Black-Scholes option pricing model and a dividend yield of 2.77%, expected volatility of 45%, risk-free interest rate of 3.01% and expected lives of 5 years. The option awards were fully vested on the date of grant and expire ten years from the date of grant.
(3)	Details of the amounts reported in the “All Other Compensation” column for 2011 are provided in the table below:

	Mr. Pratt	Mr. Biggio	Ms. Vafiades
Car allowance	$5,273	$—	$—
Employer contribution to 401(k) Plan	12,250	7,508	6,665
Paid life and disability insurance	1,984	1,862	1,741
Employer contribution to Bank’s pension retirement plan	16,587	10,536	9,353

Employment Agreements. The Bank maintains employment agreements with Edward M. Pratt, President and Chief Executive Officer, John J. Biggio, Vice President and Senior Loan Officer and Maria Vafiades, Chief Financial and Accounting Officer (collectively, the “Executives”). The Company acts as guarantor of the Bank’s obligations to the Executives under the agreements. Each of the agreements was amended and restated on December 31, 2008, to comply with Section 409A of the Internal Revenue Code and the regulations thereunder. Each agreement provides for annual renewal for an additional one-year period beyond the then-effective expiration date, upon an affirmative determination by the Board of Directors that the Executive has met the standards and requirements established by the Board of Directors. Each agreement also provides for annual salary review by the Board of Directors, as well as inclusion in any discretionary bonus plans, customary fringe benefits, vacation and sick leave and disability payments of the Bank. Mr. Pratt’s agreement provides for a current base compensation of $267,800 and a term of three years to expire in July 2014. The agreements with Mr. Biggio and Ms. Vafiades each have terms of two years to expire in September 2012, and provide for current base compensation of $152,042 and $135,200 for Mr. Biggio and Ms. Vafiades, respectively.

The Executives each may terminate their respective agreements upon 60 days’ notice to the Bank, in which case they will receive compensation through their termination date. Each agreement also terminates upon death, with compensation paid to the employee’s estate through the last day of the calendar month in which the employee dies. The Bank may also terminate each employee for “just cause,” as defined in the agreement, in which case the employee shall not receive any additional compensation. If the Bank terminates the Executive’s employment without just cause, the Bank will provide the Executive with a continuation of his or her salary for the remaining term of his or her agreement and for an additional 12-month period, provided the continued payments do not exceed three year’s salary for Mr. Pratt and two year’s salary for Mr. Biggio and Ms. Vafiades. The Bank will also pay to the Executive the cost of obtaining all health, life, disability and other benefits to which the Executive would have been entitled through the remaining term of the agreement.

Each of the employment agreements provides that in the event of the Executive’s involuntary termination of employment in connection with, or within one year after, any “change in control” of the Bank, other than for just cause, the Executive will be paid an amount specified in the applicable employment agreement within 10 days of his or her termination. In Mr. Pratt’s case, the Bank will pay the difference between (i) 2.99 times his “base amount,” as defined in Section 280G(b)(3) of the Internal Revenue Code, and (ii) the sum of any other parachute payments, as defined under Section 280G(b)(2) of the Internal Revenue Code, that he receives on account of the change in control. For Mr. Biggio and Ms. Vafiades, the Bank will pay two times the Executive’s base salary as in effect at that time; provided, however, that in no event shall any such payment be made if it would result in such payment being classified as an “excess parachute payment” under Section 280G of the Internal Revenue Code, and if such payment, if made, would be considered as an “excess parachute payment.” The term “change in control” means the first to occur of any of the following: (i) the Company or the Bank merges into or consolidates with another corporation, or merges another corporation into the Company or the Bank, and as a result less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company immediately before the merger or consolidation; (ii) there is filed or required to be filed a report on Schedule 13D or another form or schedule (other than Schedule 13G) required under Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, if the schedule disclosed that the filing person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s voting securities; (iii) the Company or the Bank sells to a third party all or substantially all of its assets; or (iv) during any consecutive two-year period, individuals who constitute the Company’s or the Bank’s Board of Directors at the beginning of such period cease to constitute a majority of the Company’s or the Bank’s Board of Directors, provided that each director who is first elected by the Board of Directors by a vote of at least two-thirds vote of the directors who were directors at the beginning of the two-year period is deemed to have been a director at the beginning of such period.

Each of the employment agreements also provides for the same change in control payment to be made to the respective Executive in the event of his or her voluntary termination of employment within either 30 days after a change of control for any reason or within one year after a change in control following the occurrence of certain specified events, including an assignment of duties and responsibilities other than those normally associated with the Executive’s executive position, a diminishment of his or her authority or responsibilities, failure to maintain benefit plans providing at least a comparable level of benefits to those presently afforded, failure to reelect him or her to the Bank’s Board of Directors (if serving on the Board on the date of the change in control), and requiring the Executive to move his or her personal residence or perform his or her principal executive functions outside a 35-mile radius of Middleboro, Massachusetts.

Deferred Compensation Plan. The Bank maintains a deferred compensation plan for the benefit of directors and select executive officers. Under the deferred compensation plan, participants may elect to receive in cash, or defer the receipt of, certain amounts credited to participants under the plan. Under the plan, the Bank credits each director, including the Company’s Chief Executive Officer, $4,000 annually, and each participating executive officer $2,000 annually. If participants have not made a valid deferral election under the plan, the Bank pays these amounts directly to participants rather than crediting them to accounts under the plan. Participant’s accounts under the plan earn interest quarterly at a rate equal to 25% of 75% of the Bank’s return on average equity, determined in accordance with generally accepted accounting principles, for the most recently completed fiscal year. The percentage earned for the fiscal year 2011 was 4.37%. Each participant is 100% vested in his or her account. The Bank will pay benefits to participants in cash either in a lump sum or in installments, depending on the participant’s prior election, following termination of service for any reason other than just cause. In the event a deferred compensation plan participant’s employment is terminated for just cause, the portion of the participant’s account attributable to the credited amounts described above is forfeited. In the event of and immediately upon a change in control, the Bank shall make a payment in cash to each participant in an amount equal to 140% of the amount credited to each participant’s account on the date of payment. Benefits accumulated under the plan constitute an unfunded, unsecured promise by the Bank to provide such payments in the future, as and to the extent such benefits become payable, and are paid from the general assets of the Bank. In the event of a dispute between a participant and the Bank as to the terms or interpretation of the deferred compensation plan, the participant shall be reimbursed for all costs and expenses, including reasonable attorneys’ fees, arising from such dispute, provided that the participant obtains a final judgment or settlement of the dispute substantially in his or her favor.

Outstanding Equity Awards at Fiscal Year End

The following table provides information concerning unexercised options for each of the Named Executive Officers outstanding as of April 30, 2011. The Company had no unvested stock awards at April 30, 2011.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Edward M. Pratt	2,900	—	$14.00	12/08/2015
John J. Biggio	2,850	—	$14.00	12/08/2015
Maria Vafiades	2,850	—	$14.00	12/08/2015

DIRECTOR COMPENSATION

The following table provides the compensation received by individuals who served as non-employee directors of the Company during the 2011 fiscal year.

Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)	Total ($)
E. Bradford Buttner	$21,900	$—	$21,900
Paul R. Callan	19,200	—	19,200
Charles N. Decas	26,375	—	26,375
M. Sandra Fleet	22,575	—	22,575
William H. Fuller	28,950	—	28,950
William C. MacLeod (3)	7,387	—	7,387
Diane A. Maddigan	24,375	—	24,375
Edward J. Medeiros	17,213	—	17,213
Joseph P. Monteiro	25,575	—	25,575
David R. Smith	30,500	—	30,500
Geoffrey T. Stewart	23,100	—	23,100

(1)	Includes $4,000 for each director under the Bank’s deferred compensation plan, except for the amounts for Mr. Medeiros and Mr. MacLeod which include $2,413 and $1,587, respectively. Directors Callan, Monteiro and Smith elected to receive such sum in cash, while the remaining directors elected to defer the receipt of such amounts.
(2)	As of April 30, 2011, the Company’s directors had options to purchase shares of common stock as follows: Mr. Buttner — 1,000 options; Mr. Callan — 1,000 options; Mr. Decas — 1,000 options; Ms. Fleet — 1,000 options; Mr. Fuller — no options; Mr. MacLeod — 1,000 options; Ms. Maddigan — 1,000 options; Mr. Medeiros — no options; Mr. Monteiro — 1,000 options; Mr. Smith — 1,000 options; and Mr. Stewart — 1,000 options.
(3)	Mr. William C. MacLeod retired as a director of the Company and the Bank on August 24, 2010.

During the year ended April 30, 2011, directors of the Company, with the exception of the Chief Executive Officer, were each paid a fee of $600 per Board meeting attended. Directors also were paid an annual retainer of $8,000. Members of the Audit Committee, except for the Chairman who receives a fee of $400 per meeting attended, are each paid a fee of $300 per Audit Committee meeting attended. Members of the Security Committee, with the exception of the Chief Executive Officer, are each paid a fee of $350 per Security Committee meeting attended. Members of the Executive Committee, with the exception of the Chief Executive Officer, and members of the Nominating Committee are each paid a fee of $225 per committee meeting attended.

Directors also receive $4,000 per annum pursuant to the Bank’s Deferred Compensation Plan, the payment of which may be deferred at the participant’s direction until the director is no longer affiliated with the Company or the Bank. Amounts deferred earn interest quarterly at a rate equal to 25% of 75% of the Company’s return on equity for the most recently completed fiscal year. Upon a change in control, the Bank will pay each director a benefit equal to 140% of the amount credited to the directors’ account under the deferred compensation plan.

OTHER INFORMATION RELATING TO

DIRECTORS AND EXECUTIVE OFFICERS

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to the rules and regulations of the SEC, the Company’s officers and directors, and persons who own more than 10% of the Company’s Common Stock are required to file reports detailing their ownership and changes of ownership in the Common Stock with the SEC and the Company. Based solely on the Company’s review of ownership reports received during fiscal year 2011, or written representations from such reporting persons that no annual report of change in beneficial ownership is required, the Company believes that all Company officers and directors and stockholders owning in excess of 10% of the Common Stock have complied with the required reporting requirements.

Transactions with Related Persons

The Bank does not make loans to its directors, officers or employees other than those which are secured in full by deposit accounts of the Bank. In each such instance, these collateral loans are: (A) made in the ordinary course of business; (B) made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons; and (C) did not involve more than the normal risk of collectibility or present other unfavorable features. The Bank has loans outstanding to current directors, director nominees, officers and/or employees which were extended prior to their being hired by the Bank and which were: (A) made in the ordinary course of business; (B) made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with person unrelated to the Bank; and (C) did not involve more than the normal risk of collectibility or present other unfavorable features.

SUBMISSION OF BUSINESS PROPOSALS AND STOCKHOLDER NOMINATIONS

In order to be eligible for inclusion in the proxy materials of the Company for next year’s annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the Company’s main office at 30 South Main Street, P.O. Box 311, Middleboro, Massachusetts no later than March 24, 2012. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

Stockholder proposals to be considered at such annual meeting, other than those submitted pursuant to the Exchange Act, must be stated in writing, delivered or mailed to the Corporate Secretary of the Company at the above address, not less than thirty days nor more than sixty days prior to the date of the annual meeting.

MISCELLANEOUS

The Board of Directors is not aware of any business to come before the annual meeting other than those matters described above in this proxy statement. However, if any other matters should properly come before the annual meeting, it is intended that proxies in the accompanying form will be voted in respect thereof as directed by a majority of the Board of Directors. The cost of the proxy solicitation will be borne by the Company. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without receiving additional compensation therefor.

The Company’s 2011 Annual Report to Stockholders, including financial statements prepared in conformity with generally accepted accounting principles, accompanies the proxy statement mailed to stockholders of record as of the Record Date. Any stockholder who has Company’s Annual Report not received a copy of such Annual Report may obtain a copy by writing the Company. Such Annual Report is not to be treated as part of the proxy solicitation materials nor as having been incorporated herein by reference.

A COPY OF THE COMPANY’S ANNUAL REPORT FORM 10-K FOR THE FISCAL YEAR ENDED APRIL 30, 2011 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF JULY 12, 2011 UPON WRITTEN REQUEST TO MARIA VAFIADES, CORPORATE SECRETARY, MAYFLOWER BANCORP, INC., 30 SOUTH MAIN STREET, P.O. BOX 311, MIDDLEBORO, MASSACHUSETTS 02346.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Maria Vafiades

MARIA VAFIADES

Corporate Secretary

Middleboro, Massachusetts

July 22, 2011

APPENDIX A

MAYFLOWER BANCORP, INC.

COMPENSATION COMMITTEE CHARTER

I.	Purpose

The Compensation Committee (the “Committee”) of the Board of Directors of Mayflower Bancorp, Inc. (the “Company”) is responsible for human resource policies, salaries and benefits, incentive compensation, executive development and management succession planning.

II.	Organization

The Committee shall consist of three or more directors, each of whom shall satisfy the definition of independent director as defined in any qualitative listing requirements for Nasdaq Stock Market, Inc. issuers and any applicable Securities and Exchange Commission rules and regulations.

Committee members shall be elected by the Board on an annual basis. Members shall serve until their successors are appointed. The Committee’s Chairperson shall be designated by the full Board or, if it does not do so, the Committee members shall elect a Chairperson by vote of a majority of the full Committee. The Chief Executive Officer will meet often with the Committee, but the Chief Executive Officer will not be on the Committee or participate in all of its meetings.

The Committee may form and delegate authority to subcommittees when appropriate.

III.	Structure and Meetings

The Committee shall meet at least annually, or more frequently as circumstances dictate. The Chairperson of the Committee will preside at each meeting and, in consultation with the other members of the Committee, will set the frequency and length of each meeting and the agenda of items to be addressed at each meeting. The Chairperson of the Committee shall ensure that the agenda for each meeting is circulated to each Committee member in advance of the meeting. The Committee shall keep written minutes of all meetings.

IV.	Goals and Responsibilities

In carrying out its responsibilities:

•

The Committee shall have responsibility for developing and maintaining an executive compensation policy that creates a direct relationship between pay levels and corporate performance and returns to shareholders. The Committee shall monitor the results of such policy to assure that the compensation payable to the Company’s executive officers provides overall competitive pay levels, creates proper incentives to enhance shareholder value, rewards superior performance, and is justified by the returns available to shareholders.

•

The Committee shall have responsibility for approval of compensation and benefit plans, which may include amendments to existing plans, cash- and equity-based incentive compensation plans, and non-qualified deferred compensation and retirement plans.

•	The Committee shall have responsibility for overseeing the administration of the Company’s benefit programs.

1

•

The Committee shall establish annually subjective and objective criteria to serve as the basis for the Chief Executive Officer’s compensation, evaluate the Chief Executive Officer’s performance in light of those criteria and determine the Chief Executive Officer’s compensation based on that evaluation.

•

The Committee shall establish annually subjective and objective criteria to serve as the basis for the other executive officers’ compensation, evaluate the other executive officers’ performance in light of those criteria and determine the other executive officers’ compensation based on that evaluation. The Committee may consult with the Chief Executive Officer with respect to the compensation of other executive officers.

•

With respect to the Company’s equity-based compensation plans, the Committee shall approve grants of stock options, restricted stock, performance shares, stock appreciation rights, and other equity-based incentives to the extent provided under the compensation plans. The Committee may delegate to the President and Chief Executive Officer all or part of the Committee’s authority and duties with respect to grants and awards to individuals who are not subject to the reporting requirements and other provisions of Section 16 of the Securities Exchange Act of 1934 as in effect from time to time.

•	The Committee shall from time to time review and make recommendations to the Board of Directors regarding the compensation of non-employee directors.

•

The Committee shall review and discuss with management the Compensation Discussion and Analysis required by Securities and Exchange Commission Regulation S-K, Item 402. Based on such review and discussion, the Committee shall determine whether to recommend to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s annual report or proxy statement for the annual meeting of shareholders. The Committee shall provide, over the names of the Committee members, the required Compensation Committee report for the Company’s proxy statement for the annual meeting of shareholders.

V.	Performance Evaluations

The Chairperson of the Committee shall discuss the Committee’s performance with each member of the Committee, following which discussions the Chairman shall lead the Committee in an annual evaluation of its performance. The Committee shall conduct an annual performance evaluation and review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

VI.	Committee Resources

The Committee shall have the authority to obtain advice and seek assistance from internal or external legal or other advisors. The Committee shall have available to it such support personnel, including management staff, outside auditors, attorneys and consultants as it deems necessary to discharge its responsibilities. The Committee shall have the sole authority to retain and terminate any compensation consultant used to assist the Committee in evaluating executive compensation, including sole authority to approve such consultant’s fees and other retention terms.

2

☐	¢

REVOCABLE PROXY

MAYFLOWER BANCORP, INC.

ANNUAL MEETING OF STOCKHOLDERS

August 23, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints the Board of Directors of Mayflower Bancorp, Inc. with full powers of substitution to act, as attorneys and proxies for the undersigned, to vote all shares of common stock of Mayflower Bancorp, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at The Fireside Grille, 30 Bedford Street, Middleboro, Massachusetts on Tuesday, August 23, 2011 at 10:00 a.m., Eastern time, and at any and all adjournments thereof, as follows:

(Continued and to be signed on the reverse side)

¢	14475	¢

ANNUAL MEETING OF STOCKHOLDERS OF

MAYFLOWER BANCORP, INC.

August 23, 2011

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card are available at http://www.mayflowerbank.com/2011AnnualMeetingMaterials/

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

20230000000000000000 0 082311

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED AND “FOR” THE OTHER PROPOSAL LISTED.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

1. Election of two directors to serve for a term of three years.

FOR ALL NOMINEES

WITHHOLD AUTHORITY FOR ALL NOMINEES

FOR ALL EXCEPT (See instructions below)

NOMINEES FOR THREE - YEAR TERMS:

Richard Amicucci William H. Fuller

FOR AGAINST ABSTAIN

2. The ratification of the appointment of Parent, McLaughlin & Nangle as the independent registered public accounting firm for the fiscal year ending April 30, 2012.

THIS PROXY, REVOKING PREVIOUS PROXIES, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” EACH OF THE NOMINEES AND THE OTHER PROPOSAL LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stockholder Date: Signature of Stockholder Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.